SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 19, 2002

                             CHELL GROUP CORPORATION
             (Exact name of registrant as specified in its charter)

        NEW YORK                   005-524525                    112805051
(State or other jurisdiction      (Commission                (IRS Employer of
      incorporation)              File Number)               Identification No.)

                14 METEOR DRIVE, TORONTO, ONTARIO CANADA, M9W 1A4
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (416) 675-6666

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

 ------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets

      Chell Group Corporation through NTN Interactive Network, Inc, a wholly owned subsidiary of Chell Group Corporation, pursuant to a Share Purchase Agreement (the "Agreement") dated as of March 18, 2002 by and among Magic Vision Media, Inc., NTN Interactive Network, Inc. and Magic Lantern Communications Ltd. ("Magic Lantern"), a wholly owned subsidiary of Chell Group Corporation, sold all of the issued and outstanding shares of the capital stock of Magic Lantern Communications, Ltd. to Magic Vision Media, Inc., at a purchase price of CDN $1,850,000. The Agreement, among other things, provides that the parties will enter into an agreement, providing for the rental of the space currently occupied by Magic Lantern at offices of Chell Group Corporation pursuant to the same terms with respect to the rental of said space by Magic Lantern prior to the date of the closing of the Agreement.

      The foregoing description is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 2.1 to this current report on Form 8-K.

Item 7. Financial Statements and Exhibits

(a) Pro Forma condensed consolidated statements of operations for the Registrant and Magic Lantern Communications Ltd. for the six months ended February 28, 2002 and for the year ended August 31, 2001.

(b) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K/A numbered in accordance with Item 601 of Regulation S-K.

2.1 Share Purchase Agreement by and among Magic Vision Media, Inc., NTN Interactive Network, Inc, and Magic Lantern Communications Ltd +

99.1  Press Release dated March 20, 2002 +

+     Incorporated by reference. See Exhibit Index


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Chell Group Corporation
                                           a New York Corporation


Date: June 3, 2002                         By: /s/ Don Pagnutti
                                           -------------------------------------
                                           Don Pagnutti, Chief Financial Officer


All of the above Exhibits are incorporated by reference to the exhibit number listed above in the Form 8-K of the Registrant (File No. 000-18066), filed with the Securities and Exchange Commission on April 3, 2002.

                                  EXHIBIT INDEX

Exhibit
Number            Description of Exhibit                        Location
-------           ----------------------                        --------

2.1               Share Purchase Agreement by and               Exhibit "A"
                  among Magic Vision Media, Inc.,
                  NTN Interactive Network, Inc, and
                  Magic Lantern Communications Ltd

99.1              Press Release dated March 20, 2002            Exhibit "B"

                             CHELL GROUP CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                   (Unaudited - Expressed in Canadian dollars)


      On March 18, 2002, Chell Group Corporation ("Chell"), through its wholly-owned subsidiary, NTN Interactive Network Inc. sold all of the issued and outstanding shares of the capital stock of its wholly owned subsidiary Magic Lantern Communications Ltd. ("Magic") to Magic Vision Media, Inc. at a purchase price of $1,850,000 payable in cash.

      The following unaudited pro forma condensed consolidated balance sheet as of February 28, 2002, assumes the sale of Magic occurred on February 28, 2002. The pro forma condensed consolidated statements of operations for the six months ended February 28, 2002 and for the year ended August 31, 2001 assume the sale of Magic occurred on September 1, 2000.

      The pro forma condensed financial statements are not intended to be indicative of the financial position or results of operations which actually would have been realized had the disposition of Magic occurred at the date assumed, nor of the future results of operations of the consolidated entity. The accompanying pro forma condensed financial statements should be read in conjunction with the historical financial statements and notes of Chell.

                             CHELL GROUP CORPORATION
                 Pro Forma Condensed Consolidated Balance Sheet
                             As at February 28, 2002
                   (Unaudited - Expressed in Canadian Dollars)

--------------------------------------------------------------------------------------------------------------
                                                           February 28, 2002     Pro forma       Pro forma
                                                                                adjustments  February 28, 2002
                                                                   $                 $               $
--------------------------------------------------------------------------------------------------------------

ASSETS
Current
Cash and cash equivalents                                         97,381          1,850,000          1,947,381
Short-term investments                                                --                 --                 --
Accounts receivable, trade - net of allowance for doubtful
  accounts of $225,071                                         9,486,825                 --          9,486,825
Other receivables                                                459,968                 --            459,968
Income taxes receivable                                          165,005                 --            165,005
Inventory                                                      1,825,015                 --          1,825,015
Prepaid expenses                                                 310,793                 --            310,793
--------------------------------------------------------------------------------------------------------------
Total current assets                                          12,344,987          1,850,000         14,194,987
--------------------------------------------------------------------------------------------------------------
Property and equipment, net                                    7,710,280                 --          7,710,280
Licenses, net of accumulated amortization                        236,524                 --            236,524
Goodwill, net of accumulated amortization                     13,609,273                 --         13,609,273
Investment in Wareforce                                          176,518                 --            176,518
Deposit on purchase                                            1,689,710                 --          1,689,710
Other assets, net of amortization                                614,540                 --            614,540
Net assets from discontinued operations                        2,488,932         (2,488,932)                --
--------------------------------------------------------------------------------------------------------------
                                                              38,870,764           (638,932)        38,231,832
--------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current
Accounts payable - trade                                      11,893,626                 --         11,893,626
Accrued liabilities                                            2,006,124                 --          2,006,124
Current portion of long-term debt                              9,905,300                 --          9,905,300
--------------------------------------------------------------------------------------------------------------
Total current liabilities                                     23,805,050                 --         23,805,050
--------------------------------------------------------------------------------------------------------------
Long-term debt , net of current portion                        4,978,074                 --          4,978,074
Deferred income taxes payable                                     30,000                 --             30,000
--------------------------------------------------------------------------------------------------------------
Total liabilities                                             28,813,124                 --         28,813,124
--------------------------------------------------------------------------------------------------------------
Commitments and Contingent liabilities
Shareholders' equity
Share capital
    Preferred shares                                               7,294                 --              7,294
    14,942,540 common shares [August 2001 - 9,028,239]         1,040,524                 --          1,040,524
    Capital in excess of par value                            25,366,699                 --         25,366,699
    Accumulated deficit                                      (16,356,877)          (638,932)       (16,995,809)
--------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                    10,057,640           (638,932)         9,418,708
--------------------------------------------------------------------------------------------------------------
                                                              38,870,764           (638,932)        38,231,832
--------------------------------------------------------------------------------------------------------------

                             CHELL GROUP CORPORATION
            Pro forma Condensed Consolidated Statement of Operations
                   For the Six months ended February 28, 2002
                   (Unaudited - Expressed in Canadian Dollars)

-------------------------------------------------------------------------------------------------
                                                                        Pro forma
                                                         Historical     Adjustments     Pro forma

                                                             $               $              $
-------------------------------------------------------------------------------------------------

REVENUE
Product sales                                             9,062,129             --      9,062,129
Service sales                                               558,243             --        558,243
Network services                                          3,274,309             --      3,274,309
Pay-TV                                                    2,736,561             --      2,736,561
Other                                                         9,647             --          9,647
-------------------------------------------------------------------------------------------------
                                                         15,640,889             --     15,640,889
-------------------------------------------------------------------------------------------------

COST OF SALES
Product sales                                             8,290,472             --      8,290,472
Service sales                                               497,354             --        497,354
Network services                                          1,223,105             --      1,223,105
Pay-TV                                                    1,301,516             --      1,301,516
-------------------------------------------------------------------------------------------------
                                                         11,312,447             --     11,312,447
-------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative expenses              4,819,575             --      4,819,575
Interest and bank charges                                 1,236,522             --      1,236,522
Write off of leasehold improvements                              --             --             --
Depreciation and amortization                             1,137,948             --      1,137,948
-------------------------------------------------------------------------------------------------
                                                          7,194,045             --      7,194,045
-------------------------------------------------------------------------------------------------
Loss before undernoted                                   (2,865,603)            --     (2,865,603)
-------------------------------------------------------------------------------------------------
Provision for income taxes                                       --             --             --
-------------------------------------------------------------------------------------------------
Loss from continuing operations                          (2,865,603)            --     (2,865,603)
Loss from discontinued operations (net of income tax)      (854,744)       854,744             --
-------------------------------------------------------------------------------------------------
Loss and comprehensive loss for the period               (3,720,347)       854,744     (2,865,603)
=================================================================================================
Earnings (loss) per share:
Basic and diluted from continuing operations                  (0.26)                        (0.26)
Basic and diluted from discontinued operations                (0.08)                           --
-------------------------------------------------------------------------------------------------
Net loss per share                                            (0.34)                        (0.26)
-------------------------------------------------------------------------------------------------

                             CHELL GROUP CORPORATION
                        Pro forma Statement of Operations
                       For the year ended August 31, 2001
                   (Unaudited - Expressed in Canadian Dollars)

-------------------------------------------------------------------------------------------------
                                                                         Pro forma
                                                         Historical     Adjustments     Pro forma
                                                             $               $              $
-------------------------------------------------------------------------------------------------

REVENUE
Network services                                          6,300,891             --      6,300,891
Pay-TV                                                    6,651,913             --      6,651,913
Event programming                                           403,993             --        403,993
Advertising sponsorship                                     231,991             --        231,991
Video and software sales                                  3,113,725     (3,113,725)            --
Video dubbing                                               682,870       (682,870)            --
Digital encoding                                            820,396       (820,396)            --
Other                                                        16,595                        16,595
-------------------------------------------------------------------------------------------------
                                                         18,222,374     (4,616,991)    13,605,383
-------------------------------------------------------------------------------------------------

COST OF SALES
Network services                                          2,384,303             --      2,384,303
Pay-TV                                                    2,937,189             --      2,937,189
Event programming                                               255             --            255
Video and software sales                                  1,249,851     (1,249,851)            --
Video dubbing                                               244,670       (244,670)            --
Digital encoding                                              1,843             --          1,843
-------------------------------------------------------------------------------------------------
                                                          6,818,111     (1,494,521)     5,323,590
-------------------------------------------------------------------------------------------------

EXPENSES
Selling, general and administrative                      16,250,171     (3,596,380)    12,653,791
Write-off of leaseholds                                     355,560             --        355,560
Bad debts                                                   171,407        (86,901)        84,506
Interest and bank charges                                   881,398        (16,503)       864,895
Depreciation and amortization                             3,040,407       (507,218)     2,533,189
-------------------------------------------------------------------------------------------------
                                                         20,698,943     (4,207,002)    16,491,941
-------------------------------------------------------------------------------------------------
Loss before the undernoted items                         (9,294,680)     1,084,532     (8,210,148)
Loss from equity investment in Engyro                      (301,100)            --       (301,100)
Minority interest                                           (27,061)        27,061             --
Provision for income taxes                                       --             --             --
-------------------------------------------------------------------------------------------------
Loss from continuing operations                          (9,622,841)     1,111,593     (8,511,248)
Loss from discontinued operations (net of income tax)    (1,603,384)            --     (1,603,384)
-------------------------------------------------------------------------------------------------
Net loss and comprehensive loss for the year            (11,226,225)     1,111,593    (10,114,632)
=================================================================================================

Earnings (loss) per share:
Basic and diluted from continuing operations                  (1.15)                        (1.01)
Basic and diluted from discontinued operations                (0.19)                        (0.19)
-------------------------------------------------------------------------------------------------
Net loss per share                                            (1.34)                       (1.21)
-------------------------------------------------------------------------------------------------

                             CHELL GROUP CORPORATION
      Assumptions To Pro forma Condensed Consolidated Financial Statements
                   (Unaudited - Expressed in Canadian Dollars)


Assumptions to Pro Forma Condensed Consolidated Balance Sheet as at February 28, 2002

      1. The sale of Magic is assumed to have occurred on February 28, 2002 and accordingly all operations, assets and liabilities of Magic have been removed.

      2.    Proceeds from the sale were $1,850,000 payable in cash.

Assumptions to Pro Forma Statement of Operations for the year ended August 31, 2001 and the six months ended February 28, 2002

      1. The sale of Magic is assumed to have occurred on September 1, 2000 and therefore all fiscal 2001 and fiscal 2002 operations of Magic have been removed.

      2.    Proceeds from the sale were $1,850,000 payable in cash.